US VR GLOBAL INC

Consolidated Financial Statements

For the Period Ended December 31, 2017

(With Report of Independent Registered Public Accounting Firm Thereon)

FINANCIAL STATEMENTS

F-1

TOTAL ASIA ASSOCIATES (AF002128)

(Formerly known as BPL & Co)

A Firm registered with US PCAOB and Malaysian MIA

106-2A, Jalan PJU 1/3B, SunwayMas Commercial Centre
47301 Petaling Jaya, Selangor Darul Ehsan

Tel : (603) 7805 2850

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of US VR Global Inc

Lot A-2-10, Galleria Hartamas

Jalan 26a/70a, Desa Sri Hartamas

50480 Kuala Lumpur

Wilayah Persekutuan

Kuala Lumpur.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of US VR Global Inc (the ‘Company’) as of December 31, 2017, and the related consolidated statements of income, stockholders’ equity, and cash flows for the period from February 27, 2017 to December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017, and the results of its operations and its cash flows for the period from February 27, 2017 to December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has no recurring source of revenue and has experienced negative operating cash flows since inception. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

TOTAL ASIA ASSOCIATES

We have served as the Company’s auditor since October 17, 2017.

Petaling Jaya, Malaysia

March 30, 2018

F-2

US VR GLOBAL INC.

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

December 31, 2017
Audited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$587,132
Prepayments, deposits and other receivables	289,357
Total Current Assets	876,489

NON-CURRENT ASSETS
Plant and equipment, net	443,474
Total Non-Current Assets	443,474

TOTAL ASSETS	$1,319,963

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued expenses and other payables	2,334,589
Amount due to a related party	874,722
Total Current Liabilities	3,209,311

TOTAL LIABILITIES	$3,209,311

STOCKHOLDERS’ EQUITY
Common Stock, par value $0.0001; 1,000,000,000 shares authorized, 721,766,000 and 278,234,000 shares issued and outstanding respectively	72,177
Additional Paid-in Capital	15,315
Accumulated incomes/(losses)	(1,976,840)
TOTAL STOCKHOLDERS’ EQUITY	$(1,889,348)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,319,963

See accompanying notes to consolidated financial statements.

F-3

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

February 27, 2017 to December 31, 2017
Audited
REVENUE	$-

COST OF REVENUE	-

GROSS PROFIT	-

OTHER INCOME	-

GENERAL AND ADMINISTRATIVE EXPENSES	(1,976,840)

LOSS FROM OPERATIONS	(1,976,840)

INTEREST EXPENSE	-

LOSS BEFORE INCOME TAX	(1,976,840)

INCOME TAX PROVISION	-

LOSS	$(1,976,840)

Other comprehensive income/(loss):
- Foreign currency translation adjustment	-

Comprehensive income/(loss)	(1,976,840)

Net income/(loss) per share- Basic and diluted	(0.00)

Weighted average number of common shares outstanding – Basic and diluted	139,338,463

See accompanying notes to consolidated financial statements.

F-4

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	COMMON STOCK		ADDITIONAL PAID-IN CAPITAL	ACCUMULATED COMPREHENSIVE INCOME/(LOSS)	ACCUMULATED LOSSES	TOTAL EQUITY
	Number of Shares	Amount
Issuance of share capital - founder’s shares	15,000,000	1,500	-	-	-	1,500
Issuance of share capital – founder’s shares	689,749,000	68,975	-	-	-	68,975
Issuance of management stock completed on August 24, 2017 at $0.0010 per share	17,017,000	1,702	15,315	-	-	17,017
Net loss	-	-	-	-	(1,976,840)	(1,976,840)
Balance, December 31, 2017	721,766,000	$72,177	$15,315	$-	$(1,976,840)	$(1,889,348)

See accompanying notes to consolidated financial statements.

F-5

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

February 27, 2017 to December 31, 2017
Audited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,976,840)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	44,521
Changes in operating assets and liabilities:
Prepayments, deposits and other receivables	(289,358)
Accrued expenses and other payables	2,334,589
Amount due to a related party	874,722
Cash generated from operating activities	987,634
Taxation paid	-
Net cash generated from operating activities	987,634

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(487,994)
Net cash used in investing activities	(487,994)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of share capital	72,177
Additional Paid-in Capital	15,315
Net cash provided by financing activities	87,492

Effect of exchange rate changes on cash and cash equivalent	-

Net increase in cash and cash equivalents	587,132
Cash and cash equivalents, beginning of period	-
CASH AND CASH EQUIVALENTS, END OF PERIOD	$587,132

SUPPLEMENTAL CASH FLOWS INFORMATION
Income taxes paid	$-
Interest paid	$-

See accompanying notes to consolidated financial statements.

F-6

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

US VR GLOBAL INC. is organized as a Delaware corporation, incorporated on February 27, 2017. For purposes of financial statement presentation, US VR GLOBAL INC. and its subsidiaries are herein referred to as “the Company” or “we”. The purpose of the Company and its subsidiaries is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

US VR Global Inc, incorporated in Labuan Malaysia, is an investment holding company with 100% equity interest in VR Global Limited, a company incorporated in Hong Kong, which subsequent hold 100% equity interest in Hero Central Dot Com Sdn Bhd. On July 13, 2017, US VR GLOBAL INC. was organized to be the holding company parent to, and succeed to the operations of, VR Global Inc. The former unit holder of US VR Global Inc became the unit holder of US VR GLOBAL INC. and US VR Global Inc became a wholly-owned subsidiary of US VR GLOBAL INC. This transaction was accounted for as a transaction among entities under common control and the assets, liabilities, revenues and expenses of US VR Global Inc were carried over to and combined with US VR GLOBAL INC. at historical cost, and as if the transfer occurred at the beginning of the period.

The Company, through its subsidiaries, mainly focuses on operation of theme park and information technology software development.

Details of the Company’s subsidiaries:

	Company name	Place and date of incorporation	Particulars of issued capital	Principal activities

1.	US VR Global Inc	Labuan, July 13, 2017	1 share of ordinary share of US$1 each	Investment holding

2.	VR Global Limited	Hong Kong, July 21, 2017	1 share of ordinary share of HK$1 each	Investment holding

3.	Hero Central Dot Com Sdn Bhd	Malaysia, April 17, 2017	2 shares of ordinary share of RM 1 each	Theme park operator and information technology software development

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The Company has adopted its fiscal period-end to be December 31.

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US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Basis of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated upon consolidation.

Use of estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with US GAAP. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities in the balance sheets, and the reported revenue and expenses during the periods reported. Actual results may differ from these estimates.

Revenue recognition

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, “Revenue Recognition”, the Company recognizes revenue from sales of goods when the following four revenue criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) selling price is fixed or determinable; and (4) collectability is reasonably assured.

Revenue is measured at the fair value of the consideration received or receivable, net of discounts and taxes applicable to the revenue.

The Company derives its revenue from provision of digital marketing and hospitality software services based upon the customer’s specifications. The services are billed either on a fixed-fee basis or on a time-and-material basis. Generally, the Company recognizes revenue when services are performed and accepted by the customers.

Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and impairment. Depreciation of plant and equipment are calculated on the straight-line method over their estimated useful lives or lease terms generally as follows:

Classification	Estimated useful lives
Equipment - Office	3 years
Computer	3 years
Furniture & Fittings	5 years
Leasehold Improvement - Office	5 years

Expenditures for maintenance and repairs are expensed as incurred.

F-8

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts major businesses in Malaysia and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file tax returns that are subject to examination by the foreign tax authority.

Net income/(loss) per share

The Company calculates net income/(loss) per share in accordance with ASC Topic 260, “Earnings per Share.” Basic income/(loss) per share is computed by dividing the net income/(loss) by the weighted-average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income/(loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statements of operations and comprehensive income.

The reporting currency of the Company is United States Dollars (“US$”) and the accompanying financial statements have been expressed in US$. In addition, the Company’s subsidiary in Malaysia maintains its books and record in its local currency, Ringgits Malaysia (“RM”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

F-9

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of stockholders’ equity.

Translation of amounts from RM and HKD into US$1 has been made at the following exchange rates for the respective periods:

As of and for the period ended
December 31, 2017

Period-end RM : US$1 exchange rate	4.0616
Period-average RM : US$1 exchange rate	4.1890

Period-end HKD : US$1 exchange rate	7.8149
Period-average HKD : US$1 exchange rate	7.8128

Fair value of financial instruments:

The carrying value of the Company’s financial instruments: cash and cash equivalents, and accounts payable and approximate at their fair values because of the short-term nature of these financial instruments.

The Company also follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;
Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the period ended December 31, 2017, the Company operates in one reportable operating segment in Malaysia.

Recent accounting pronouncements

FASB issues various Accounting Standards Updates relating to the treatment and recording of certain accounting transactions. On September 10, 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-10, Development Stage Entities (Topic 915) - Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation, which eliminates the concept of a development stage entity (DSE) entirely from current accounting guidance. The Company has elected adoption of this standard, which eliminates the designation of DSEs and the requirement to disclose results of operations and cash flows since inception.

F-10

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact of the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In February 2016, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) A lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and 2) A right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. The amendments in this ASU are effective for fiscal years beginning after December 15, 2019, including interim periods within those years. The Company is evaluating this ASU and has not determined the effect of this standard on its ongoing financial reporting.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

3.	GOING CONCERN

The accompanying financial statements have been prepared under the assumption that the Company will continue as a going concern. Such assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. We have incurred recurring losses from operations, and utilized cash flow in operating activities since inception, and we have no recurring source of revenue. As of December 31, 2016, we have stockholders’ deficit of $65,534. These factors, among others, raise substantial doubt about our ability to continue as a going concern within one year after the date that the financial statements are issued. The accompanying financial statements do not include any adjustments that might be necessary should we be unable to continue as a going concern.

Management’s plan to support the Company in operations and to maintain its business strategy is to raise funds through public offerings and to rely on officers and directors to perform essential functions with minimal compensation. If we do not raise all of the money we need from public offerings, we will have to find alternative sources, such as a private placement of securities or loans or advances from our officers, directors or others. Such additional financing may not become available on acceptable terms and there can be no assurance that any additional financing that the Company does obtain will be sufficient to meet its needs in the long term. Even if the Company is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing; or cause substantial dilution for our stockholders, in the case of equity financing.

F-11

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

4.	PLANT AND EQUIPMENT

Plant and equipment as of December 31, 2017 are summarized below:

2017
Equipment – Office	$146,451
Equipment – Theme Park	69,723
Computer	37,197
Furniture and Fittings	23,908
Leasehold Improvement – Office	30,112
Leasehold Improvement – Theme Park	180,604
Total plant and equipment	487,995
Accumulated depreciation	$(44,521)
Plant and equipment, net	$443,474

Depreciation expense for the period ended December 31, 2017 was $44,521.

5.	PREPAYMENT, DEPOSITS AND OTHER RECEIVABLES

Prepayment, deposit and other receivables consisted of the following at December 31, 2017:

2017
Deposits	$25,816
Prepayment	263,541
Other receivables	-
Total	$289,357

6.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payable consisted of the following at December 31, 2017:

2017
Accrued expenses	$260,089
Funds from investors	2,074,500
Total Accrued liabilities	$2,334,589

7.	AMOUNT DUE TO A RELATED PARTY

As of December 31, 2017, a related party of the Company advanced $874,722 to the Company, which is unsecured, interest-free with no fixed repayment term, for working capital purpose. Imputed interest is considered insignificant.

F-12

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIODS ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

8.	INCOME TAXES

For the period ended December 31, 2017, the local (United States) and foreign components of income/(loss) before income taxes were comprised of the following:

For the period ended
December 31, 2017
Tax jurisdictions from:
- Local	$(1,376,149)
- Foreign, representing
Labuan	(3,300)
Hong Kong	(2,590)
Malaysia	(594,801)

Income/(Loss) before income tax	$(1,976,840)

The provision for income taxes consisted of the following:

For the period ended
December 31, 2017
Current:
- Local	$-
- Foreign	-
Deferred:
- Local	-
- Foreign	-

Income tax provision	$-

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. The Company has subsidiaries that operate in various countries: United States, Hong Kong, and Malaysia that are subject to taxes in the jurisdictions in which they operate, as follows:

United States of America

The Company is registered in the State of Delaware and is subject to the tax laws of the United States of America. As of December 31, 2017, the operations in the United States of America incurred $ 1,376,149 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards begin to expire in 2037, if unutilized. The Company has provided for a full valuation allowance of $481,652 against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

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US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIODS ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Labuan

Under the current laws of the Labuan, US VR Global Inc is governed under the Labuan Business Activity Act, 1990. The tax charge for such company is based on 3% of net audited profit or a fixed rate of RM 20,000.

Hong Kong

VR Global Limited is subjected to Hong Kong Profits Tax, which is charged at the statutory income rate of 16.5% on its assessable income.

Malaysia

Hero Central Dot Com Sdn Bhd is subject to Malaysia Corporate Tax, which is charged at the statutory income rate range from 18% to 24% on its assessable income.

9.	RELATED PARTY TRANSACTIONS

Related parties are entities with common direct or indirect shareholders and/or directors. Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the party in making financial and operating decisions. The amount due from related parties is unsecured, interest-free and has no fixed terms of repayment.

The amount charged by a related party are as follows:

For the period ended
December 31, 2017
Management fees	$250,023

10.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through January 1, 2018, the date the financial statements were available to be issued in accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. During the period, the company has initiated the settlement process with a terminated key management personnel. The settlement between the Company and the former key management personnel is amounting to USD 82,765 as at the date when financial statements are issued.

11.	CAPITAL COMMITMENT

For the period ended
December 31, 2017
Authorised and contracted for	$2,330,000

Analysed as follows:
Theme park	$2,330,000

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